Income (Loss) per Common Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Income (Loss) per Common Share

Note 3. Income (Loss) per Common Share

Basic loss per common share is computed by dividing net loss (the numerator) by the weighted-average number of shares of common stock outstanding (the denominator) for the period. Diluted loss per common share assumes that any dilutive equity instruments were exercised with outstanding common stock adjusted accordingly when the conversion of such instruments would be dilutive.

For 2021, the Company’s diluted loss per common share calculation considers the effect of 10,982,805 shares of Appgate’s common stock underlying the Convertible Senior Notes that is convertible at any time at the option of the holders of the Convertible Senior Notes prior to their maturity — see Note 11.

Weighted average shares of common stock outstanding has been retroactively restated for the equivalent number of shares received by the accounting acquirer as a result of the Merger as if these shares had been outstanding as of the beginning of the earliest period presented.

The following table summarizes the basic and diluted earnings per share calculations (in thousands, except per share amounts):

	2021	2020	2021	2020
	Continuing operations		Discontinued operations
Numerator:
Net (loss) income attributable to common stockholders – basic	$(134,512)	$(51,561)	$60,037	$1,136
Add: Effect of mark-to-market adjustment recognized during the period	78,497	—	—	—
Net (loss) income attributable to common stockholders – diluted	$(56,015)	$(51,561)	$60,037	$1,136

Denominator:
Weighted-average shares of common stock – basic	39,951,865	13,757,550	39,951,865	13,757,550
Effect from conversion of shares of common stock under the Convertible Senior Notes (Note 11)	10,982,805	—	10,982,805	—
Weighted-average shares of common stock – diluted	50,934,670	13,757,550	50,934,670	13,757,550

Basic earnings per share	$(3.37)	$(3.75)	$1.50	$0.08
Diluted earnings per share	$(1.10)	$(3.75)	$1.18	$0.08